CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, William Scott Marshall, President and a director of Cascade Energy, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          the quarterly report on Form 10-QSB of Cascade Energy, Inc. for the nine month period ended November 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cascade Energy, Inc.

Date: January 23, 2006

/s/ William Scott Marshall

William Scott Marshall

President and Director

(Principal Executive, Accounting and Financial Officer)